UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 24, 2010 (February 8, 2011)

RIVERDALE MINING INC.
 (Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53309
(Commission File No.)

20 Carl Crescent
Toronto, Ontario
Canada M1W 3R2
(Address of principal executive offices and Zip Code)

1-877-536-0333
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

    On February 8, 2011, we arranged to borrow another $25,000 from CRG Finance AG. The loan is due upon demand and compounds interest at 10.0% per annum. As of February 15, 2011, the Company has received $15,000 of the total $25,000 loan. A copy of the loan agreement was filed as Exhibit 10.2 to our Form 10-Q file with the Securities and Exchange Commission on February 22, 2011.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated this 24th day of February, 2011.

RIVERDALE MINING INC.

BY:	VLADIMIR VASKEVICH
Vladimir Vaskevich, President, Principal
Executive Officer, Treasurer, Principal
Financial Officer and Principal Accounting
Officer